                           JPMORGAN FIXED INCOME FUNDS

                               JPMORGAN BOND FUND

                                  ULTRA SHARES

                        SUPPLEMENT DATED DECEMBER 31, 2001
                    TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Following the merger, the Fund had only one "accounting survivor," which was re-named the "Institutional Class" and whose performance appears in the 9/7/01 prospectus. Although the Ultra Class was introduced on 9/10/01, its investment program is identical to and its current expenses are substantially the same as, a former feeder that was merged out of existence, but whose performance may be of interest and is being furnished supplementally below.

THE JPMORGAN BOND FUND'S PAST PERFORMANCE
The bar chart shows how the performance of the Fund has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Returns for the period 1/1/91 through 7/26/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor. During this period, the actual returns of the Ultra Shares would have been lower than shown because the Ultra Shares have higher expenses than the Fund's predecessor.

Returns for the period 7/26/93 through 12/15/97 reflect performance of the Institutional Class.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 6.74%.

YEAR-BY-YEAR RETURNS(1),(2)

1991      13.45%
1992       6.53%
1993       9.98%
1994      -2.68%
1995      18.42%
1996       3.30%
1997       9.21%
1998       7.74%
1999      -0.29%
2000      10.95%

----------------------------------------
BEST QUARTER                       6.30%
----------------------------------------
                     2nd quarter, 1995
----------------------------------------
 WORST QUARTER                    -2.38%
----------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1),(2)

                                      PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
------------------------------------------------------------------------------
 ULTRA SHARES (AFTER FEEDER EXPENSES)   10.95         6.10           7.49
------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (NO EXPENSES)                          11.59         6.45           8.00
------------------------------------------------------------------------------

(1)  THE FORMER FEEDER WHOSE PERFORMANCE IS SHOWN COMMENCED OPERATIONS ON
     12/15/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

                                                                     SUP-BU-102